EXHIBIT 10.57

SECOND AMENDMENT

TO

BOSTON PROPERTIES, INC.

OFFICER SEVERANCE PLAN

A. The Boston Properties, Inc. Officer Severance Plan, as adopted as of July 30, 1998 (the “Plan”), as subsequently amended, is further amended as follows:

1. Section 5(a)(ii) is hereby amended by deleting the last sentence thereof and substituting therefor the following:

“In such event, the Severance Payments shall be reduced in the following order: (1) cash payments not subject to Section 409A of the Code; (2) cash payments subject to Section 409A of the Code; (3) equity-based payments; and (4) non-cash form of benefits. To the extent any payment is to be made over time (e.g., in installments), then the payments shall be reduced in reverse chronological order.”

B. Except as amended hereby, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, this Second Amendment has been executed on behalf of the Company by its duly authorized officer this 15th day of December, 2008.

BOSTON PROPERTIES, INC.

By:	/s/ E. Mitchell Norville
	Name:	E. Mitchell Norville
	Title:	Executive Vice President, Chief Operating Officer